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                                                                    EXHIBIT 32.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

   PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)


     The undersigned executive officer of Pittsburgh Financial Corp. (the "Registrant") hereby certifies that the Registrant's Form 10-Q for the period ended June 30, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                            /s/ J. Ardie Dillen
                                            ------------------------------------
                                            Name:  J. Ardie Dillen
                                            Title: Chairman, President and Chief
                                                   Executive Officer

Date: August 14, 2003

     A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.